Execution Copy

RECONSTITUTION AGREEMENT

This Reconstitution Agreement, dated May 31, 2007 (this “Agreement”), is executed and delivered by ARGENT MORTGAGE COMPANY, LLC, a Delaware corporation (the “Company”) in favor of DLJMC, the Trustee, and ABSC (each as defined below).

PRELIMINARY STATEMENT

WHEREAS, the Company and DLJ Mortgage Capital, Inc. (“DLJMC”) are parties to two certain mortgage loan purchase and interim servicing agreement identified in Schedule A hereto (the “Mortgage Loan Purchase Agreement”) and the related commitment letter thereto (the “Commitment Letter”) between DLJMC and the Company.  Pursuant to the Mortgage Loan Purchase Agreement, the Company sold, DLJMC purchased, and the Company agreed to service, those certain adjustable-rate and fixed-rate mortgage loans, including the mortgage loans identified on the mortgage loan schedules annexed hereto as Annex A (the “Mortgage Loans”).

WHEREAS, DLJMC has notified the Company that DLJMC intends to sell the Mortgage Loans to Asset Backed Securities Corporation (“ABSC”) on May 31, 2007 (the “Reconstitution Date”), pursuant to an assignment and assumption agreement (the “Assignment and Assumption Agreement”), between DLJMC and ABSC.  DLJMC has also notified the Company that, on the Reconstitution Date, ABSC intends to deposit the Mortgage Loans into a trust (the “Trust”) pursuant to a pooling and servicing agreement, dated as of May 1, 2007 (the “Pooling Agreement”), among ABSC, as depositor, Select Portfolio Servicing, Inc. (“SPS”), as the servicer, DLJMC, as seller (the “Seller”), OfficeTiger Global Real Estate Services Inc., as loan performance advisor, Wells Fargo Bank, N.A., as Master Servicer and Trust Administrator and Wells Fargo Bank, N.A., as trustee (the “Trustee”).  Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Mortgage Loan Purchase Agreement and, if not defined therein, in the Pooling Agreement.

NOW, THEREFORE, in consideration of the mutual covenants made herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.

Delivery of Mortgage Files.  The Company has delivered, in accordance with the terms of the Mortgage Loan Purchase Agreement, the Mortgage Loan Documents with respect to each Mortgage Loan to DLJMC, or its designee.

SECTION 2.

Representations and Warranties of the Company.  The Company hereby makes the respective representations and warranties to and for the benefit of DLJMC, the Trustee, ABSC and SPS contained in Schedule B hereto as of the Reconstitution Date, or such earlier date as set forth on Exhibit B.

SECTION 3.

Cure, Repurchase, and Other Obligations of the Company.

(a)

All provisions of the Mortgage Loan Purchase Agreement and the related Commitment Letter shall continue in full force and effect.  The provisions of the Mortgage Loan Purchase Agreement regarding the Company’s obligations to cure or repurchase any Mortgage Loan as a result of a breach of a representation and warranty shall also apply to any breach of the respective representations and warranties made by the Company in Schedule B hereto; provided that any breach of the representations and warranties made in connection with “high cost” home loans or any predatory or abusive lending laws in Schedule B hereto shall be deemed to materially and adversely affect the value of that Mortgage Loan and shall trigger the cure and repurchase obligations of the Company set forth in Section 7.04 of each Mortgage Loan Purchase Agreement.

(b)

With respect to the repurchase obligation referenced in Section 3(a) above, the “Purchase Price” shall have meaning assigned to such term in the Mortgage Loan Purchase Agreement.

SECTION 4.

Servicing.  The Company has transferred or will transfer, on or prior to the Reconstitution Date or such other date as may be agreed upon between DLJMC and the Company, the servicing and administration of the Mortgage Loans in accordance with the instructions of DLJMC.

SECTION 5.

Survival.  The representations and warranties set forth in Schedule B hereof shall survive the transfer of the Mortgage Loans to ABSC and from ABSC to the Trust and shall continue in full force and effect, and notwithstanding subsequent termination of the Mortgage Loan Purchase Agreement or the Assignment and Assumption Agreement.  The representations, warranties and covenants contained herein shall not be impaired by any review or examination of the Mortgage Files or other documents evidencing or relating to the Mortgage Loans by ABSC, its affiliates or agents or any failure on the part of ABSC, its affiliates or agents to review or examine such documents.

SECTION 6.

Trustee Rights.  As an inducement to ABSC and the Trust to purchase the Mortgage Loans, the Company acknowledges and consents to the transfer to ABSC and from ABSC to the Trust of all of DLJMC’s rights against the Company pursuant to each Mortgage Loan Purchase Agreement insofar as such rights relate to the Mortgage Loans and to the enforcement or exercise of any right or remedy against the Company pursuant to the Mortgage Loan Purchase Agreement, including, without limitation, the remedies specified in Section 7.04 of the Mortgage Loan Purchase Agreement, subject to Section 3 hereof.  Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by DLJMC directly.

SECTION 7.

Third-Party Rights.  The Company, DLJMC and the Trustee each acknowledge and agree that SPS, as Servicer under the Pooling Agreement, is an intended third-party beneficiary of this Agreement.

IN WITNESS WHEREOF, the Company, DLJMC and ABSC have each caused this Reconstitution Agreement to be signed by its duly authorized officer as of the date first above written.

ARGENT MORTGAGE COMPANY, LLC

By:/s/ John P. Grazer

Name: John P. Grazer

Title: EVP

DLJ MORTGAGE CAPITAL, INC.

By:/s/ Kevin Steele

Name: Kevin Steele

Title: Vice President

ASSET BACKED SECURITIES CORPORATION

By:/s/ Boris Grinberg

Name: Boris Grinberg

Title: Director

Schedule A

Mortgage Loan Purchase Agreements

1.

Mortgage Loan Purchase and Interim Servicing Agreement dated as of March 23, 2007 between ACC Capital Holdings Corporation, as guarantor, Argent Mortgage Company, LLC (the “Company”), AMC Mortgage Services, Inc., as interim servicer, and DLJ Mortgage Capital, Inc. (“Initial Purchaser”).

2.

Mortgage Loan Purchase and Interim Servicing Agreement dated as of April 27, 2007 between ACC Capital Holdings Corporation, as guarantor, Argent Mortgage Company, LLC (the “Company”), AMC Mortgage Services, Inc., as interim servicer, and DLJ Mortgage Capital, Inc. (“Initial Purchaser”).

Schedule B

Representations and Warranties

Representations and Warranties Respecting the Company.  The Company represents, warrants and covenants to DLJMC as of the date hereof, the Closing Date and the Reconstitution Date, or as of such other date specifically provided herein or in the applicable Assignment and Conveyance:

a)

The Company is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

b)

The Company has the full power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement.  The Company has duly authorized the execution, delivery and performance of this Agreement and the Mortgage Loan Purchase Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Initial Purchaser and the Interim Servicer, constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;

c)

The execution and delivery of this Agreement by the Company and the performance of and compliance with the terms of this Agreement will not violate the Company’s articles of incorporation or by-laws or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Company is a party or which may be applicable to the Company or its assets;

d)

The Company is not in violation of, and the execution and delivery of this Agreement by the Company and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Company or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Company or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

e)

The Company does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

f)

There are no actions or proceedings against, investigations known to it of, the Company before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement and each Mortgage Loan Purchase Agreement or (C) that might prohibit or materially and adversely affect the performance by the Company of its obligations under, or validity or enforceability of, this Agreement or the Mortgage Loans;

g)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of, or compliance by the Company with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained;

h)

The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Company, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions;

i)

With respect to each Mortgage Loan, the Company is in possession of a complete Mortgage File in compliance with Exhibit 5, except for such documents as have been delivered to the Custodian; and

j)

Neither this Agreement nor any written statement report or other document prepared and furnished or to be prepared and furnished by the Company pursuant to this Agreement or in connection with the transaction contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances in which they were made.

Representations and Warranties Respecting the Interim Servicer.  The Interim Servicer represents warrants and covenants to DLJMC as of the Closing Date and as of each Reconstitution Date, or as of such other date specifically provided herein:

a)

The Interim Servicer is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware and is and will remain duly licensed and in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

b)

The Interim Servicer has the full power and authority to (1) on behalf of DLJMC, hold each Mortgage Loan and (2) execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement.  The Interim Servicer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Initial Purchaser and the Company, constitutes a legal, valid and binding obligation of the Interim Servicer, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;

c)

The execution and delivery of this Agreement by the Interim Servicer and the performance of and compliance with the terms of this Agreement will not violate the Interim Servicer’s articles of incorporation or by-laws or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Interim Servicer is a party or which may be applicable to the Interim Servicer or its assets;

d)

The Interim Servicer is not in violation of, and the execution and delivery of this Agreement by the Interim Servicer and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Company or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Interim Servicer or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

e)

The Interim Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

f)

There are no actions or proceedings against, investigations known to it of, the Interim Servicer before any court, administrative or other tribunal (i) that might prohibit its entering into this Agreement, (ii) seeking to prevent the consummation of the transactions contemplated by this Agreement or (iii) that might prohibit or materially and adversely affect the performance by the Interim Servicer of its obligations under, or validity or enforceability of, this Agreement or to the Mortgage Loans;

g)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Interim Servicer of, or compliance by the Interim Servicer with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained;

h)

The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Interim Servicer;

i)

The information delivered by the Interim Servicer to DLJMC with respect to the Interim Servicer's loan loss, foreclosure and delinquency experience on mortgage loans in its loan servicing portfolio, is true and correct in all material respects and includes adjustments for payments which are timely received but which are not honored, due to insufficient funds or for any other reason; and

j)

The Interim Servicer will not waive any Prepayment Charge unless it is waived in accordance with Accepted Servicing Practices or the Servicing Addendum.

Representations and Warranties Regarding Individual Mortgage Loans.

a)

The Company represents, warrants and covenants to DLJMC, the Trustee, ABSC and SPS that, as to each Mortgage Loan, as of the Closing Date and as of each Reconstitution Date, or as of such date specifically provided herein:

1.

The information set forth in the Mortgage Loan Schedule is complete, true and correct as of the Cut-off Date;

2.

As of the Closing Date (as defined in the Mortgage Loan Purchase Agreement), the Mortgage Loan is in compliance with all requirements set forth in the Commitment Letter, and the characteristics of the Mortgage Loans as set forth in the Commitment Letter are true and correct;

3.

As of the Closing Date, the Company has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly, for the payment of any amount required by the Mortgage Note or Mortgage, and no Mortgage Loan has been delinquent for more than 30 days in the prior 12 months;

4.

As of the Closing Date, there are no delinquent taxes or insurance premiums affecting the related Mortgaged Property;

5.

As of the Closing Date, the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Custodian; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule.  No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Custodian and the terms of which are reflected in the Mortgage Loan Schedule;

6.

The Mortgage Note and the Mortgage are not subject to any valid right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any such right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

7.

As of the Closing Date, all buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of the Servicing Addendum.  All such insurance policies contain a standard mortgagee clause naming the originator, its successors and assigns as mortgagee and all premiums thereon have been paid.  If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae and Freddie Mac.  Except as may otherwise be limited by applicable law, the Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;

8.

Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure laws and/or all predatory and abusive lending laws applicable to the origination and servicing of the Mortgage Loan have been complied with.  Any and all disclosure statements required to be made by the Mortgagor relating to such requirements are and will remain in the Mortgage File;

9.

As of the Closing Date, the Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

10.

The Mortgage creates either a first or second lien or first or second priority ownership interest in the related Mortgaged Property, as reflected in the Mortgage Loan Schedule;

11.

The related Mortgage is a valid, existing and enforceable first or second lien on the related Mortgaged Property, including all improvements on the related Mortgaged Property subject only to (i) the lien of the related First Lien (if applicable), (ii) the lien of current real property taxes and assessments not yet due and payable, (iii) covenants, conditions and restrictions, rights of way, easements, mineral right reservations and other matters of the public record as of the date of recording of such Mortgage being acceptable to mortgage lending institutions generally and specifically referred to in the lender’s title insurance policy delivered to the originator of the related Mortgage Loan and which do not adversely affect the Appraised Value of the related Mortgaged Property and (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, enjoyment, value (as determined by Appraised Value) or marketability of the related Mortgaged Property.  Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected second lien and second priority security interest on the property described therein, and the Company has the full right to sell and assign the same to DLJMC;

12.

The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms;

13.

All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.  The Mortgagor is a natural person, at least one Mortgagor is a party to the Mortgage Note, and the Mortgage is in an individual capacity;

14.

Excluding any Mortgage Loan subject to an escrow holdback, the proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with.  All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not currently entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;

15.

As of the Closing Date and immediately prior to the sale of the Mortgage Loan hereunder, the Company is the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and has full right to transfer and sell the Mortgage Loan to DLJMC free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest excepting therefrom warehouse lending arrangements security interests which will be released concurrent with the closing of the sale to the Initial Purchaser;

16.

As of the Closing Date, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable “doing business” and licensing requirements of the laws of the state wherein the Mortgaged Property is located;

17.

The Mortgage Loan is covered by an ALTA lender’s title insurance policy and, in the case of an Adjustable Rate Mortgage Loan, with an adjustable rate mortgage endorsement, such endorsement substantially in the form of ALTA Form 6.0 or 6.1, issued by a title insurer and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Interim Servicer, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and, with respect to an Adjustable Rate Mortgage Loan, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment.  Additionally, such lender’s title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein.  The Originator and its successors and assigns is the sole insured of such lender’s title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement.  Such lender’s title insurance policy does not require the consent of or notification to the related insurer for assignment to DLJMC.

18.

As of the Closing Date, no claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;

19.

As of the Closing Date, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and as of such Closing Date and Reconstitution Date, the Company or the Interim Servicer has not waived any default, breach, violation or event of acceleration, except as otherwise provided in the Mortgage Loan Purchase Agreement.  For purposes of the foregoing, a delinquent payment of less than 30 days on a Mortgage Loan in and of itself does not constitute a default, breach, violation or event of acceleration with respect to such Mortgage Loan.

20.

As of the Closing Date, there are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

21.

All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.  Each appraisal has been performed in accordance with the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989;

22.

The Mortgage Loan was (i) originated by the Company or its affiliates or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD or (ii) acquired by the Company or its affiliates directly through loan brokers or correspondents such that (a) the Mortgage Loan was originated in conformity with the Company’s or its affiliates’ underwriting guidelines and (b) the Company or its affiliates approved the Mortgage Loan prior to funding;

23.

Principal payments on the Mortgage Loan are scheduled to commence no more than sixty days after the proceeds of the Mortgage Loan are disbursed.  The Mortgage Loan bears interest at the Mortgage Interest Rate.  The Mortgage Note is payable on the first day of each month in Monthly Payments.  Interest on the Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months.  The Mortgage Note does not permit negative amortization;

24.

The origination and collection practices used by the Company and the Interim Servicer, as applicable, with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, reasonable and customary in the mortgage origination and servicing industry.  The Mortgage Loan has been serviced by the Interim Servicer and any predecessor servicer in accordance with the terms of the Mortgage Note and applicable law.  With respect to escrow deposits and Escrow Payments, if any, all such payments (so long as the Company is acting as Interim Servicer) are in the possession of, or under the control with, the Interim Servicer, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.  No escrow deposits or Escrow Payments or other charges or payments due the Interim Servicer have been capitalized under any Mortgage or the related Mortgage Note;

25.

As of the Closing Date, the Mortgaged Property is free of material damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

26.

The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (ii) otherwise by judicial foreclosure.  As of the Closing Date, since the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws.  There is no homestead or other exemption available to the Mortgagor, which would materially interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage.  As of the Closing Date, the Mortgagor has not notified the Interim Servicer or the Company and the Company or the Interim Servicer has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act formerly known as the Soldiers and Sailors Civil Relief Act of 1940;

27.

The related Mortgaged Property is not a leasehold estate or, if such Mortgaged Property is a leasehold estate, the remaining term of such lease is at least five (5) years greater than the remaining term of the related Mortgage Note;

28.

The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to above;

29.

The Mortgage File contains an appraisal or insured AVM of the related Mortgaged Property made prior to the approval of the Mortgage Loan.  In the case of an appraisal it was made by a staff or third party qualified appraiser who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan, for whom no conflict of interest is present and who met the minimum qualifications of USPAP;

30.

In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by DLJMC to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor;

31.

No Mortgage Loan contains provisions pursuant to which Monthly Payments are (i) paid or partially paid with funds deposited in any separate account established by the Company, the Mortgagor, or anyone on behalf of the Mortgagor, (ii) paid by any source other than the Mortgagor or (iii) contains any other similar provisions which may constitute a “buydown” provision.  The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

32.

The Mortgagor has received all disclosure materials required by applicable law with respect to the making of a Refinanced Mortgage Loan, and evidence of such receipt is and will remain in the Mortgage File;

33.

The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered with respect to each Mortgage Loan pursuant to the Custodial Agreement, have been delivered to the Custodian all in compliance with the specific requirements of the Custodial Agreement;

34.

As of the Closing Date, the Mortgaged Property is lawfully occupied under applicable law and if it is the Mortgagor’s primary residence is not vacant within 90 days of the Closing Date (with notice from and proof of such vacancy by DLJMC); all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

35.

The Assignment of Mortgage, is in recordable form and (other than with respect to the blank assignee and the lack of mortgage recordation information) is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.  When endorsed as provided for in this Agreement, the Mortgage Notes will be duly endorsed under applicable law;

36.

Any principal advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term.  So long as the Company is acting as Interim Servicer, the lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac.  So long as the Company is acting as Interim Servicer, the consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

37.

No Mortgage Loan has a balloon payment feature;

38.

If the Residential Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project is not ineligible under Fannie Mae’s eligibility requirements;

39.

No statement, report or other document constituting a part of the Mortgage Loan Documents contains any material untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading which would, either individually or in the aggregate, have a material adverse effect on the value of the Mortgage Loans;

40.

Each Mortgage Loan constitutes a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code;

41.

As of the Closing Date, no Mortgage Loan has a Combined LTV of more than 100% or an LTV of more than 100%;

42.

No Mortgage Loan is a “high-cost” mortgage loan, as defined under any applicable state, local or federal predatory and abusive lending laws, including, but not limited to, the Georgia Fair Lending Act and Section 6-L of the New York State Banking Law;

43.

With respect to any Mortgage Loan which is a Texas Home Equity Loan, any and all requirements of Section 50, Article XVI of the Texas Constitution applicable to Texas Home Equity Loans which were in effect at the time of the origination of the Mortgage Loan have been complied with.  Specifically, without limiting the generality of the foregoing: (i) all fees paid by the owner of the Mortgaged Property or such owner’s spouse, to any person, that were necessary to originate, evaluate, maintain, record, insure or service the Mortgage Loan are reflected in the closing statement for such Mortgage Loan; (ii) the Mortgage Loan was closed only at the office of the mortgage lender, an attorney at law, or a title company; (iii) the mortgagee has not been found by a federal regulatory agency to have engaged in the practice of refusing to make loans because the applicants for the loans reside or the property proposed to secure the loans is located in a certain area; (iv) the owner of the Mortgaged Property was not required to apply the proceeds of the Mortgage Loan to repay another debt except debt secured by the Mortgaged Property or debt to a lender other than the mortgagee; (v) the owner of the Mortgaged Property did not sign any documents or instruments relating to the Loan in which blanks were left to be filled in; and (vii) if discussions between the mortgagee and the Mortgagor were conducted primarily in a language other than English, the mortgagee provided to the owner of the Mortgaged Property, prior to closing, a copy of the notice required by Section 50(g), Article XVI of the Texas Constitution translated into the written language in which the discussions were conducted;

44.

All notices, acknowledgments and disclosure statements required by Section 50, Article XVI of the Texas Constitution applicable to Texas Home Equity Loans are contained in the Mortgage File for each such Mortgage Loan;

45.

All cash-out Mortgage Loans secured by real property in the state of Texas shall be made in accordance with Texas law;

46.

No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994 (“HOEPA”) and no such Mortgage Loan is in violation of any comparable state law or ordinance;

47.

No Mortgage Loan originated on or after November 27, 2003 and before July 6, 2004 is a “covered home loan” pursuant to the New Jersey Home Ownership Security Act of 2002;

48.

With respect to each Mortgage Loan subject to a Prepayment Charge, such Prepayment Charge, at the time of the origination of the related Mortgage Loan, is enforceable and in compliance with all applicable local, state and federal law;

49.

As of the Closing Date, the Mortgaged Property is being primarily used as a Residential Dwelling for residential purposes;

50.

None of the Mortgage Loans are “high cost”, “covered” or similarly classified loans as defined by the applicable federal, state or local predatory and abusive lending laws nor is any loan a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary which is now Version 5.6 Revised, Appendix E) and no mortgage loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act;

51.

to the best of Company’s knowledge, the First Lien is in full force and effect, (ii) to the best of Company’s knowledge, there is no default, breach, violation or event of acceleration existing under such prior related first lien mortgage or the related mortgage note other than payments by the related mortgagor which are not yet thirty days delinquent, (iii) to the best of Company’s knowledge, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, and either (A) the prior mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the second lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the prior mortgage;

52.

Either (a) no consent for the Mortgage Loan is required by the holder of the related First Lien or (b) such consent has been obtained and is contained in the Mortgage File;

53.

The Company has not received notice of: (1) any subsequent, intervening mortgage, lien, attachment, lis pendens or other encumbrance affecting any Mortgaged Property or (2) any default under any mortgage, lien or other encumbrance senior to each Mortgage;

54.

Where required or customary in the jurisdiction in which the Mortgaged Property is located, the original lender of the second lien mortgage loan has filed for record a request for notice of any action by the senior lienholder under the related First Lien, and the original lender of the second lien mortgage loan has notified any senior lienholder in writing of the existence of the Mortgage Loan and requested notification of any action to be taken against the Mortgagor by the senior lienholder;

55.

No Mortgage Loan is a “home equity line of credit”;

56.

No First Lien provides for negative amortization; and

57.

No material error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to any Mortgage Loan has taken place by the Company, the Interim Servicer or the Mortgagor, or, on the part of any other party involved in the origination of the Mortgage Loan.

b.

The Company and the Interim Servicer hereby represent and warrant to DLJMC that, as to each Mortgage Loan that is a Freddie Mac eligible mortgage loan, as of the Closing Date and as of each Reconstitution Date, or as of such date specifically provided herein:

1.

The original principal balance of each Mortgage Loan is within Freddie Mac’s dollar amount limits for conforming one- to four-family mortgage loans;

2.

With respect to any Mortgage Loan that is secured by a first lien on the related mortgaged property, the original principal balance of any first-lien mortgage loan does not exceed the applicable Freddie Mac loan limit;

3.

With respect to any Mortgage Loan that is secured by a subordinate lien on the related mortgaged property, such lien is on a one- to four-family residence that is the principal residence of the borrower;

4.

With respect to any Mortgage Loan that is secured by a subordinate lien on the related mortgaged property, the original loan amount of any subordinate-lien mortgage loan does not exceed one-half of the one-unit limitation for first lien mortgage loans, or $208,500 (in Alaska, Guam, Hawaii or Virgin Islands: $312,750), without regard to the number of units;

5.

The aggregate original principal balance of the first and subordinate lien mortgage loans relating to the same mortgaged property with respect to any Mortgage Loan does not exceed Freddie Mac’s applicable loan limits for first-lien mortgage loans for that property type;

6.

With respect to each Mortgage Loan, no borrower obtained a prepaid single-premium credit-life, credit disability, credit unemployment or credit property insurance policy in connection with the origination of the mortgage loan;

7.

With respect to any Mortgage Loan, no borrower was charged “point and fees” in an amount greater than (a) $1000 or (b) 5% of the principal amount of such mortgage loan, whichever is greater.  For purposes of this representation, “points and fees” (x) include origination, underwriting, broker and finder’s fees and charges that the lender imposed as a condition of making the mortgage loan, whether they are paid to the lender or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the mortgage (such as attorneys’ fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections); the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges that, in total, do not exceed 0.25 percent of the loan amount;

8.

With respect to any Mortgage Loan, no mortgage loan exceeds the “annual percentage rate” or “points and fees payable by the borrower” threshold as described in HOEPA;

9.

No Mortgage Loan mortgagor was encouraged or required to select a mortgage loan product offered by the originator which is a higher cost product designed for a less creditworthy mortgagor, unless at the time of the Mortgage Loan's origination, such mortgagor did not qualify taking into account credit history and debt-to income ratios for a lower-cost credit product then offered by the originator.  A borrower who is able to qualify for one of the originator’s standard products should be directed towards or offered the originator’s standard mortgage line;

10.

With respect to any Mortgage Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity: (a) prior to the mortgage loan’s origination, the borrower agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction; (b) the originator had a written policy of offering the borrower the option of obtaining a mortgage loan that did not require payment of such a premium unless the mortgage loan that did not require payment of such a premium would be a mortgage loan that is a HOEPA loan or a high-cost home loan under any applicable state or local law and prohibited by the originator's underwriting guidelines; (c) the prepayment premium is adequately disclosed to the borrower pursuant to applicable state and federal law; (d) no subprime loan originated on or after October 1, 2002 will impose a prepayment premium for a term in excess of three years, and any loans originated prior to such date and any non-subprime loans will not impose prepayment penalties in excess of five years; in each case unless the loan was modified to reduce the prepayment period to no more than three years from the date of the note and the borrower was notified in writing of such reduction in prepayment period; and (e) notwithstanding any state or federal law to the contrary, the servicer shall not impose such prepayment premium in any instance when the mortgage loan is accelerated or paid off in connection with the workout of a delinquent mortgage or due to the borrower’s default;

11.

With respect to any Mortgage Loan, the methodology used in underwriting the extension of credit for each mortgage loan did not rely on the extent of the borrower’s equity in the collateral as the principal determining factor in approving such extension of credit.  The methodology employed objective criteria that related such facts as, without limitation, the borrower’s credit history, income, assets or liabilities, to the proposed mortgage payment and, based on such methodology, the originator made a reasonable determination that at the time of origination the borrower had the ability to make timely payments on the mortgage loan;

12.

With respect to any Mortgage Loan, no mortgage loan is secured by a manufactured housing unit; and

13.

With respect to any Mortgage Loan, no mortgage loan is “seasoned.”

c)

The Company and the Interim Servicer hereby represent and warrant to DLJMC that, as to each Mortgage Loan that is a Fannie Mae eligible mortgage loan (as defined in the related Reconstitution Agreement), as of the Closing Date and as of each Reconstitution Date, or as of such date specifically provided herein:

1.

Each Mortgage Loan is in compliance with the anti-predatory lending eligibility for purchase requirements of Fannie Mae’s Selling Guide;

2.

No Mortgage Loan is subject to the requirements of the Home Ownership and Equity Protection Act of 1994 (“HOEPA”), and no Mortgage Loan has an “annual percentage rate” or “total points and fees” payable by the borrower (as each such term is defined under HOEPA) that equal or exceed the applicable thresholds defined under HOEPA (Section 32 of Regulation Z, 12 C.F.R. Section 226.32(a)(1)(i) and (ii));

3.

Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws;

4.

No Mortgage Loan is a “High-Cost Home Loan” as defined in the Georgia Fair Lending Act, as amended (the “Georgia Act”).   No Mortgage Loan subject to the Georgia Act and secured by owner occupied real property or an owner occupied manufactured home located in the State of Georgia was originated (or modified) on or after October 1, 2002 through and including March 6, 2003;

5.

No Mortgage Loan is a balloon mortgage loan that has an original stated maturity of less than seven (7) years;

6.

No Mortgage Loan that was originated on or after October 31, 2004, is subject to mandatory arbitration except when the terms of the arbitration also contain a waiver provision that provides that in the event of a sale or transfer of the Mortgage Loan or interest in the Mortgage Loan to Fannie Mae, the terms of the arbitration are null and void and cannot be reinstated.  The Company hereby covenants that the seller or servicer of the Mortgage Loan, as applicable, will notify the borrower in writing within 60 days of the sale or transfer of such Mortgage Loan to Fannie Mae that the terms of the arbitration are null and void;

7.

If required by Fannie Mae or the Company, or as negotiated between Fannie Mae and the Company, no borrower was encouraged or required to select a Mortgage Loan product offered by the Mortgage Loan’s originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan’s origination, such borrower did not qualify taking into account credit history and debt to income ratios for a lower cost credit product then offered by the Mortgage Loan’s originator or any affiliate of the Mortgage Loan’s originator.  If, at the time of loan application, the borrower may have qualified for a for a lower cost credit product then offered by any mortgage lending affiliate of the Mortgage Loan’s originator, the Mortgage Loan’s originator referred the borrower’s application to such affiliate for underwriting consideration;

8.

The methodology used in underwriting the extension of credit for each Mortgage Loan employs objective mathematical principles which relate the borrower’s income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the borrower’s equity in the collateral as the principal determining factor in approving such credit extension.  Such underwriting methodology confirmed that at the time of origination (application/approval) the borrower had a reasonable ability to make timely payments on the Mortgage Loan;

9.

With respect to any Mortgage Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity: (i) prior to the loan’s origination, the borrower agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction, (ii) prior to the loan’s origination, the borrower was offered the option of obtaining a mortgage loan that did not require payment of such a premium, (iii) the prepayment premium is disclosed to the borrower in the loan documents pursuant to applicable state and federal law, (iv) the duration of the prepayment period shall not exceed three (3) years from the date of the note, and (v) notwithstanding any state or federal law to the contrary, SPS shall not impose such prepayment premium in any instance when the mortgage debt is accelerated as the result of the borrower’s default in making the loan payments;

10.

No borrower was required to purchase any single premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit.  No borrower obtained a prepaid single-premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployement, or health insurance product) or debt cancellation agreement in connection with the origination of the Mortgage Loan; No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies (e.g., life, mortgage, disability, accident, unemployment, or health insurance product) or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan;

11.

All points and fees related to each Mortgage Loan were disclosed in writing to the borrower in accordance with applicable state and federal law and regulation.  No borrower was charged “points and fees” (whether or not financed) in an amount that exceeds the greater of (1) 5% of the principal amount of the Mortgage Loan (such 5% limitation is calculated in accordance with Fannie Mae’s requirements as set forth in the Fannie Mae Selling Guide) or (2) $1,000;

12.

All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan has been disclosed in writing to the borrower in accordance with applicable state and federal law and regulation; and

13.

The Interim Servicer will transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and that for each Mortgage Loan, Interim Servicer agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off.

Annex A

Mortgage Loans

[On File]